CERTIFICATION

     Pursuant  to Section  906 of the  Sarbanes-Oxley  Act of 2002  (Subsections
(a)and(b) of Section 1350, Chapter 63 Title 18, United States Code)



Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of eContent, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officers' knowledge, that:

The Quarterly Report on Form 10QSB for the quarter ended March 31, 2003 (the "Form 10QSB") of the Company fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: May 23, 2003


by: /s/ Daniel P. Cannon
Daniel P. Cannon,  CEO/Director

                                  CERTIFICATION

     Pursuant  to Section  906 of the  Sarbanes-Oxley  Act of 2002  (Subsections
(a)and(b) of Section 1350, Chapter 63 Title 18, United States Code)



Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of eContent, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officers' knowledge, that:

The Quarterly Report on Form 10QSB for the quarter ended March 31, 2003 (the "Form 10QSB") of the Company fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: May 23, 2003


by: /s/ William H. Campbell
William H. Campbell, Chief Financial Officer